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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 28, 2003

                           BAYWOOD INTERNATIONAL, INC.
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             (Exact name or registrant as specified in its charter)

            Nevada                000-22024                 77-0125664
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(State or other jurisdiction     (Commission              (IRS Employer
      of incorporation)          File Number)           Identification No.)


           14950 North 83rd Place, Suite 1, Scottsdale, Arizona 85260
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          (Address of Principal Executive Offices)            (Zip Code)


Registrant's telephone number, including area code     (480) 951-3956
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                                 Not Applicable
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          (Former name or former address, if changed since last report)


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Item 1.   Changes  in  Control  of  Registrant.
          ------------------------------------

               Not applicable.

Item 2.   Acquisition  or  Disposition  of  Assets.
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               Not applicable.

Item 3.   Bankruptcy  or  Receivership.
          ----------------------------

               Not applicable.

Item 4.   Change  in  Registrant's  Certifying  Accountant.
          ------------------------------------------------

               Not applicable.


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Item 5.   Other  Events.
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               Concurrently with  the filing of the Baywood International, Inc., a Nevada corporation (the "Company"), Form 10-KSB for the period ended December 31, 2002, Neil Reithinger, the Company's President, Chief Executive Officer and Principal Accounting Officer, provided to the SEC the certifications required pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and 18 U.S.C. Section 1350. Please see the Company's Form 10-KSB filed with the Securities and Exchange Commission for the period ended December 31, 2002, for more information.

Item 6.   Resignation  of  Registrant's  Directors.
          ----------------------------------------

               Not applicable.

Item 7.   Financial  Statements, Proforma Financial Information and Exhibits.
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               Exhibit 99.1 - "Certification of Neil Reithinger,  the  Company's
                              Chief Executive Officer, Chief Accounting Officer and President, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and 18 U.S.C. Section 1350.

Item 8.   Change  in  Fiscal  Year.
          ------------------------

               Not applicable.

Item 9.   Regulation  FD  Disclosure.
          --------------------------

               See Item 5, above.


                                   SIGNATURES
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               Pursuant  to  the  requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          BAYWOOD INTERNATIONAL, INC.


Dated:  March 28, 2003                    /s/  Neil  Reithinger
                                          ---------------------
                                          Neil  Reithinger
                                          President, Chief Executive Officer and
                                          Principal  Accounting  Officer


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